UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 4, 2006

Dynamic Health Products, Inc.

(Exact name of registrant as specified in its charter)

Florida	0-23031	34-1711778
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12399 Belcher Road South, Suite 140, Largo, Florida	33773
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 683-0670

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement;

Item 3.02 Unregistered Sales of Equity Securities.

On September 30, 2004, Dynamic Health Products, Inc. (the “Company”), entered into a Securities Purchase Agreement with Laurus Master Funds, Ltd, a Cayman Islands corporation (“Laurus”), whereby the Company completed the sale to Laurus of a secured convertible note in the principal amount of $6,000,000 (the “Term Note”) and a common stock purchase warrant to purchase 1,375,000 shares of the Company’s common stock, as subsequently amended. On March 29, 2005, as subsequently amended, the Company entered into agreements with Laurus pursuant to which the Company sold:

•	A secured convertible minimum borrowing note with a principal amount of $2,000,000;

•	A secured revolving note with a principal amount not to exceed $4,000,000 (the “Revolving Note”); and

•	A common stock purchase warrant to purchase 750,000 shares of common stock of the Company.

On October 4, 2006, the Company entered into an agreement with Laurus pursuant to which the Company modified the earlier agreements among the parties (the “Amendment Agreement”). The Amendment Agreement (i) eliminated the obligation of the Company to register for resale the shares of common stock underlying the securities sold in September 2004, and (ii) removed Laurus’ right to waive 9.99% ownership limitations contained in their convertible debentures.

In connection with the Amendment Agreement, the Company also executed second amended and restated promissory notes in favor of Laurus. Pursuant to the Amendment Agreement, the Company agreed to file a registration statement by October 20, 2006, covering the resale of certain securities issued or issuable to Laurus. The Company is obligated to have such registration statement declared effective by November 30, 2006, but there are no stated penalties for failure to meet such deadline.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

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(c)	Exhibits. The following documents are filed as exhibits to this report.

Exhibit Number	Description
4.1	Amendment Agreement, dated as of October 4, 2006, by and among Laurus Master Fund, Ltd., Dynamic Health Products, Inc. and Dynamic Marketing I, Inc.

4.2	Second Amended and Restated Secured Convertible Minimum Borrowing Note issued to Laurus Master Fund, Ltd., effective as of October 4, 2006.

4.3	Second Amended and Restated Secured Revolving Note issued to Laurus Master Fund, Ltd., effective as of October 4, 2006.

4.4	Second Amended and Restated Secured Convertible Term Note issued to Laurus Master Fund, Ltd., effective as of October 4, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMIC HEALTH PRODUCTS, INC.

Date: October 5, 2006	/s/ Mandeep K. Taneja
Mandeep K. Taneja,
Chief Executive Officer

/s/ Cani I. Shuman
Cani I. Shuman,
Chief Financial Officer

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